UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 20, 2020

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	NASDAQ Capital Market

Item 8.01 Other Events.

On May 20, 2020, Repro Med Systems, Inc. d/b/a/ KORU Medical Products (the “Company”) entered into a Settlement Agreement with EMED Technologies Corporation (“EMED”) to settle all claims in connection with all pending litigation matters between them (the “Claims”). Pursuant to the Settlement Agreement, the Company issued to EMED (i) 95,238 restricted stock units, vesting on May 21, 2020 and 95,238 restricted stock units vesting on January 1, 2021, and (ii) an option to purchase up to 400,000 shares of the Company’s common stock at an exercise price of $11.21 per share prior to February 1, 2021, which can be settled in cash in lieu of common stock at the Company’s sole discretion, provided that the number of shares of common stock and/or amount of cash paid by the Company upon exercise will be capped at a value of $16.21 per share. The Settlement Agreement includes mutual releases and covenants not to sue for any claim arising before May 20, 2020 and the Company covenants not to challenge any EMED patents that were the subject of the Claims unless EMED asserts them in the future against Company products.

On May 26, 2020, the Company issued a press release announcing the events set forth in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

Forward-looking Statements

This Current Report on Form 8-K and the attached press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially. The potential risks and uncertainties that could cause actual results to differ include, among others, those risks and uncertainties included under the captions “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended, and our most recent Quarterly Report on Form 10-Q, which are on file with the SEC and are available on our website at www.korumedical.com/investors and on the SEC website at www.sec.gov. All information provided in this Current Report on Form 8-K and the attached press release is as of May 26, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: May 26, 2020	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer